UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 31, 2013

INTRALINKS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34832	20-8915510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Identification No.)

150 East 42nd Street, 8th Floor, New York, NY		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(212) 543-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On May 8, 2013, Intralinks Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2013 and providing guidance for the second fiscal quarter and full year 2013 (the “Press Release”).  A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Current Report and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01    Other Events.

The Company recognizes that, in today's environment, its stockholders, potential investors, the media and others interested in the Company look to the internet and social media as sources of information about the Company. The Company believes that these resources represent important communications channels for the Company. As a result, in addition to filings made with the Securities and Exchange Commission, the press releases the Company issues from time to time, public conference calls and webcasts, the Company has used and intends to continue to use its corporate website, www.intralinks.com, its corporate blog, http://www.intralinks.com/blog, its Facebook page, www.facebook.com/IntraLinks, its LinkedIn page, www.linkedin.com/company/7994, its YouTube channel, http://www.youtube.com/user/IntraLinksInc, and its Twitter account, @intralinks, to disseminate information about the Company, its financial performance, its business and its service offerings, including information that could be deemed to constitute material non-public information. The Company therefore invites its stockholders, potential investors, the media and others interested in the Company to visit these social media platforms and websites. Please note that this list of social media platforms and websites may be updated from time to time on the Company's investor relations website.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits:
	99.1	Press Release issued by Intralinks Holdings, Inc. on May 8, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 8, 2013

INTRALINKS HOLDINGS, INC.

By:	/s/ Derek Irwin
Derek Irwin
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by Intralinks Holdings, Inc. on May 8, 2013.